Globalstar

Q3-2010 Earnings Call Presentation

November 8, 2010

Safe Harbor Language

This presentation contains certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. . These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our ability to develop and expand our business, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the effects of laws and regulations (including tax laws and regulations) and legal and regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our anticipated financial resources, our expectations about the future operational performance of our satellites (including their projected operational lives), the expected strength of and growth prospects for our existing customers and the markets that we serve, commercial acceptance of our new Simplex products, including our SPOT satellite GPS messenger™ products, problems relating to the ground-based facilities operated by us or by independent gateway operators, worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis and other statements contained in this presentation regarding matters that are not historical facts, involve predictions.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K as amended by our Current Report on Form 8-K filed June 17, 2010, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Introduction

Conference Call Agenda

1. Introduction
2. Key Quarterly and Post Quarter Highlights – Peter Dalton (Chief Executive Officer)
3. Current and Second-generation Constellation Update – Tony Navarra (President, Global Operations)
4. Quarterly Finance Review – Dirk Wild – Sr. Vice President and Chief Financial Officer
5. Closing Comments – Peter Dalton
6. Question and Answer Session

Third Quarter Highlights

For the second consecutive quarter Globalstar recorded the highest number of quarterly SPOT Satellite GPS Messenger activations

Thanks to the success of the enhanced SPOT Satellite GPS Messenger, Globalstar activated 17,987 SPOT units during the quarter.

The Company completed the period ended September 30, 2010 with 431,782 total subscribers, 49,469 more than it had at September 30, 2009.



Globalstar Subscribers
500000
400000
300000
200000
100000
0
Q3-2008
Q3-2009
Q3-2010
Globalstar Subscribers

Third Quarter Highlights

Globalstar SPOT Consumer Retail Orders Surpass 273,000 Units

Throughout the quarter Globalstar further established its leadership position in the retail consumer market presence with the shipping of the new SPOT Satellite GPS Messenger™ and the new DeLorme PN-60w with SPOT Communicator



As of today Globalstar has received orders to ship more than 273,000 SPOT consumer units to the more than 10,000 retail points of distribution world-wide.



TIME "100 Greatest and Influential Gadgets"

The SPOT Satellite GPS Messenger

TIME technology editor Peter Ha recently chose the SPOT Satellite GPS Messenger as one of the 100 greatest and most influential gadgets invented from 1923 to the present.



Being named to this list is a testament to the innovative utility of Globalstar's mobile satellite technology and further demonstrates our engineering and consumer product design capability.

spot
LIVE TO TELL ABOUT IT

Third Quarter Highlights

Globalstar relocation to Covington, LA lowers operating costs and maximizes recent acquisition of Covington based Axonn

- Globalstar expects to take advantage of the State's reimbursement of relocation costs plus a commercial lease subsidy for its new corporate headquarters and future tax credits associated with a host of State programs.

- The Company plans to maintain its network operations, including its satellite and ground operations control centers, in California.

- Move maximizes the benefits of recent acquisition of Covington-based satellite asset tracking and consumer messaging products manufacturer Axonn.

- Globalstar will be the first vertically integrated mobile satellite company featuring decreased pre-production costs and shorter time to market for the Company's integrated wireless and satellite based consumer and commercial products.

Third Quarter Highlights

In July the Federal Communications Commission (FCC) initiated proceedings to make additional wireless spectrum in the United States available for mobile broadband networks using mobile satellite services (MSS) spectrum

FCC FEDERAL COMMUNICATIONS COMMISSION

- On July 15th the FCC announced it was taking steps, "to make additional spectrum available for new investment in mobile broadband networks by promoting flexible use and removing barriers, while ensuring robust mobile satellite capabilities."

- In its recent Notice of Proposed Rulemaking and Notice of Inquiry the FCC also stated, "three frequency bands that are allocated to the MSS are capable of supporting broadband service," including the, "Big LEO Band from 1610-1626.5 MHz and 2483.5-2500 MHz."

Globalstar has filed extensive comments in this process and continues to engage in discussions with the FCC to further its recommendations in these proceedings.

Post Quarter Sales and Marketing Initiatives

NEW Launch Package - Bundled Product Airtime Rate Plan

GSP-1700 Launch Promotion »
All you can talk voice plan + a GSP-1700 Satellite Phone. 12 months for less than $750 US!

Available in North America only.
$499 US for GSP-1700 Satellite Phone + $19.99 per month price plan.

Start Date: October 19th, 2010
End date for new activations: December 31st, 2010



• AVAILABLE IN COPPER, RED AND SILVER

QUALCOMM



• EASY INTERNET AND EMAIL ACCESS

Post Quarter Sales and Marketing Initiatives

NEW Consumer Products - Updates

SPOT HUG

DEMONSTRATED AT THE FORT LAUDERDALE INTERNATIONAL BOAT SHOW

HUG is a security theft-recovery and messaging product designed to protect and track mobile assets such as maritime craft (yachts, jet-skis), motorcycles, etc.

HUG monitors the mobile asset's location and sends an "unauthorized movement" alert to a monitoring center









Globalstar – Commercial and Consumer Product Roadmap

	2009	2010	2011 and beyond…
SPOT™ Satellite GPS Messenger - SPOT 2.0	Commercial Availability		
SPOT HUG		Commercial Availability	
SPOT Delorme Satellite GPS Communicator		Commercial Availability	
SPOT Assist – Roadside and Maritime Services	SPOTASSIST	Commercial Availability	
Future SPOT and Simplex Consumer Devices			Products in Development

*NOTE: Globalstar product images depicted above are concepts only

Enterprise Commercial Solutions

GSP-1700 Re-Introduction	GSP-1700 Initial Launch in Spring 2007	Commercial Availability
Next-Generation Handsets and Data Products		Under Development

*NOTE: Globalstar product image depicted above is a concept only

Post Quarter Sales and Marketing Initiatives

NEW Branding Visuals

New Logo Introduction

Post Quarter Sales and Marketing Initiatives

NEW Branding Visuals

New Web Site



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Globalstar

Space Segment – Second-generation Constellation Update


Baikonur Cosmodrome
Soyuz
GLOBALSTAR
GB2 LAUNCH 1

Second Generation Satellite Constellation Update

Globalstar Launches New Satellites

- First launch was successfully conducted on October 19, 2010
- Globalstar orbited six new second-generation constellation satellites using Arianespace's highly reliable Soyuz launch vehicle
- Globalstar has commenced extensive in-orbit testing and orbit raising operations via its Satellite Operations Control Center
- Each of the six satellites will be raised to an altitude of 1414 km or approximately 870 miles
-



Second Generation Satellite Constellation Update

Globalstar 2 - Constellation

- The new second-generation satellites are fully compatible with Globalstar's current mobile satellite voice and data products including the lineup of SPOT consumer products.
- Once the satellites are operational, service availability and reliability improvements will benefit the Company's voice and duplex data customers.
- With each subsequent launch, these customers can expect a progressive return to the high quality system access and data session performance metrics customers enjoyed before 2007.




Baikonur Cosmodrome
Soyuz
GLOBALSTAR
GB2 LAUNCH 1

Second Generation Satellite Constellation Update

Globalstar 2 – Deployment

- Following extensive testing we expect the first two satellites of the six to become operational within four to six weeks after launch. We expect all six to be raised into their proper orbits and become operational within three months after launch.
- In November and December, six additional satellites will undergo final integration and testing at the Thales Alenia Space facility in Rome in preparation for shipment to Baikonur
- The second launch of six satellites is expected during the first quarter of 2011 using the reliable Soyuz launch vehicle
- A total of 24 satellites are scheduled to be launched and integrated with the eight first-generation satellites that were launched in 2007. This process is expected to be completed during the summer of next year


Baikonur Cosmodrome
Soyuz
Globalstar
GB2 LAUNCH 2



First Generation Satellite Update

- Current constellation continues to provide high quality and reliable Simplex data and SPOT consumer product coverage support
- Simplex data performance continuing at 98 plus percent messaging reliability
- De-orbit preparations have commenced for certain first-gen satellites to make room for integration of the new recently launched second-generation satellites



Globalstar

Q3-2010 Finance Review

Quarterly Financial Summary

($ in Thousands)

	Three Months Ended						
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Revenue	$ 15,163	$ 15,716	$ 17,521	$ 15,879	$ 15,571	$ 17,822	$ 18,223
Operating Expenses	$ 32,804	$ 28,317	$ 29,198	$ 27,751	$ 24,232	$ 26,806	$ 31,536
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)	$ (11,872)	$ (8,661)	$ (8,984)	$ (13,313)
Other Income/(Expense)	$ (4,117)	$ (1,161)	$ 6,158	$ (22,012)	$ (26,981)	$ (10,265)	$ (11,180)
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)	$ (33,884)	$ (35,642)	$ (19,249)	$ (24,493)
EBITDA	$ (16,192)	$ (4,604)	$ (4,365)	$ (6,103)	$ (3,498)	$ (4,143)	$ (6,894)
Adjustments to EBITDA	$ 9,349	$ 1,282	$ 3,871	$ 4,130	$ 1,655	$ 3,811	$ 4,737
Adjusted EBITDA	$ (6,843)	$ (3,322)	$ (494)	$ (1,973)	$ (1,843)	$ (332)	$ (2,157)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)	(12%)	(12%)	(2%)	(12%)

/1 Please see Appendix A to this presentation for the definition of Adjusted EBITDA and reconciliations of GAAP to non-GAAP.

Low Retail Monthly Churn Coupled With Stable ARPU



Low Monthly Retail Churn
1.5%
1.0%
0.5%
0.0%
1.3%
1.3%
1.2%
1.4%
1.1%
0.9%
1.0%
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10



Stable ARPU
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$5.26
$5.53
$6.11
$6.51
$6.44
$6.85
$6.68
$23.08
$25.80
$27.60
$24.39
$23.34
$23.11
$23.89
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Retail
Simplex

Demonstrated Subscriber Growth


YOY Growth 13%
450,000
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Q1-08 293,259 91,913 31% 79,530 27% 121,816 42%
Q2-08 315,911 118,341 37% 77,929 25% 119,641 38%
Q3-08 329,388 136,314 41% 74,272 23% 118,802 36%
Q4-08 344,330 155,196 45% 73,763 21% 115,371 34%
Q1-09 356,870 169,875 47% 73,264 21% 113,731 32%
Q2-09 371,483 189,879 51% 69,491 19% 112,113 30%
Q3-09 382,313 206,422 54% 65,598 17% 110,293 29%
Q4-09 390,594 218,897 56% 64,723 17% 106,974 27%
Q1-10 394,036 225,258 57% 63,800 16% 104,978 27%
Q2-10 412,295 244,635 59% 60,978 15% 106,682 26%
Q3-10 431,782 266,585 62% 59,896 14% 105,301 24%
Duplex
IGO
Simplex

Principal Opportunities / Initiatives Summary

- Globalstar's recurring revenue base continues to increase and provides a significant foundation for future growth with the launch of the second generation constellation – total company subscribers of 433,000 representing a 13% increase year over year
- The continued adoption and growth of SPOT and future derivative products has been an important vehicle for stability and growth and, as our distribution network and subscriber base expands, SPOT should continue to be a major driver of future growth
- New products continue successful development during Q3 including the commercial introduction of Globalstar's DeLorme GPS handheld device – *offers new avenues of growth with an expanding addressable market*
- Company remains focused on reducing our long-term operating cost structure as evidenced by our corporate relocation to southeast Louisiana – favorable business environment and long-term cost structure benefits
- Improved duplex service concurrent with the launch and deployment of the second generation constellation will drive traditional satellite mobile financial performance – historically the major financial driver of the business

Closing Remarks

Summary - The Globalstar Advantage

Near-term Value Based on Diversified Strategy





- Second-Gen Satellite Deployment Is Now Underway

1. MSS Core Business



- New satellites provide a return to reliable MSS Core Voice and Data Products and Services

2. Consumer Retail Business


spot

- Globalstar is the LEADING Provider of Affordable Mobile Satellite Consumer Retail Products

3. Global Spectrum



- Valuable Domestic and International Spectrum Position



Globalstar

Launching the Future